SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 9, 2010

INFRASTRUCTURE DEVELOPMENTS CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-52936	27-1034540
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

5315 East 93rd Street Tulsa, OK 74137
(Address of principal executive offices)
918.808.7290
(Registrant’s Telephone Number)

 _____________________________________________________

(Former name or former address, if changed since last report)

with a copy to:

Carrillo Huettel, LLP

3033 Fifth Ave. Suite 201

San Diego, CA 92103

Telephone (619) 399-3090

Facsimile (619) 399-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03

Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 9, 2010, the Articles of Incorporation of Infrastructure Developments Corp. (the “Company”) were amended to increase the number of authorized shares of common stock from 110,000,000 to 510,000,000 shares, consisting of (a) 500,000,000 shares of Common Stock, par value $0.001 per share and (b) 10,000,000 shares of preferred stock, par value $0.001 per share.

The Certificate of Amendment to the Company’s Articles of Incorporation was filed with the Secretary of State of the Nevada on April 9, 2010 and is attached to this filing as Exhibit 3.1b.

Item 9.01 Exhibits

(c)	Exhibits. The following exhibits are included as part of this report:

	3.1:	Articles of Incorporation, as amended, as filed with the SEC as part of our Registration Statement dated May 11, 2007.
	3.1a:	Certificate of Amendment to the Articles of Incorporation as filed with the SEC as part our Schedule 14-C dated February 2, 2010.
	3.1b:	Certificate of Amendment to the Articles of Incorporation filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 13, 2010	Infrastructure Developments Corp.

	By:	/s/ Garry Unger
Name: Garry Unger
Title: President